                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ---------------



                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 2000



                              i2 Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 000-28030                75-2294945
(State or Other Jurisdiction of    (Commission              (IRS Employer
        Incorporation)             File Number)          Identification No.)



One i2 Place, 11701 Luna Road, Dallas, Texas                75234
(Address of Principal Executive Offices)                  (Zip Code)



         Company's telephone number, including area code: (469) 357-1000



                                 Not Applicable.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 27, 2000, i2 Technologies, Inc. completed the purchase of certain of International Business Machines Corporation software for planning, retail merchandising and replenishment, including INFOREM(R) and Makoro for Merchandise Planning(R). In addition, i2 and IBM entered into a five-year cross-license of patent rights, under which i2 received a broad license to IBM's patent portfolio, with certain exclusions, for use with programs designed to improve or enhance process efficiency, and IBM received a broad license to i2's patent portfolio for use with information handling systems. In addition, i2 also acquired a license to IBM's internally developed procurement software.

     On the date of the acquisition, i2 issued 1,295,875 shares of its common stock to IBM. In addition, i2 will issue to IBM up to an additional $250 million worth of i2 common stock, valued based on a trading average prior to the date of such issuance. i2 will be obligated to issue some or all of these additional shares in the future based on the amount of the revenues it derives from or through IBM during four annual periods, with the first annual period ending December 31, 2000. The consideration for there transactions was determined by arm's-length negotiations between i2 and IBM.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Pro forma financial information.

     (b) Financial Statements of Registrant's December 31, 1999 Form 10-K incorporated by reference.

     (c) Financial Statements of Registrant's March 31, 2000 Form 10-Q incorporated by reference.

     (d) Exhibits.

    +2.1 Common Stock Purchase Agreement, dated March 7, 2000, by and between i2 Technologies, Inc. and International Business Machines Corporation, including Exhibits A and B thereto. The remaining exhibits and other attachments to such document have not been filed because, in the registrant's judgment, they do not contain information that is material to an investment decision and that is not otherwise disclosed in the Common Stock Purchase Agreement or this Current Report on Form 8-K. The contents of such omitted exhibits and other attachments are briefly identified in the Common Stock Purchase Agreement, and the registrant agrees to furnish supplementally a copy of any omitted exhibit or other attachment to the Securities and Exchange Commission upon request. Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

     23.1 Consent of Arthur Andersen LLP with respect to the registrant's financial statements.

    +99.1 Press Release of i2 Technologies, Inc. dated April 4, 2000, announcing the completion of the asset purchase.

+ Previously filed.

                              i2 TECHNOLOGIES, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


         On March 27, 2000, i2 purchased from IBM various software assets, cross patent rights and software licenses with an aggregate value of approximately $233 million in exchange for approximately 1.3 million shares of i2 common stock. As part of the IBM asset purchase agreement, i2 has agreed to issue additional shares to IBM if IBM achieves certain performance measures related to a marketing agreement. i2 has determined that issuance of such shares is not a component of the asset purchase price and will be expensed in future periods as earned by IBM.

         The following unaudited pro forma consolidated financial statements of i2 give effect to i2's purchase of the IBM assets. This information is based on an independent valuation of the fair market value of the assets acquired and the estimated usefulness of the intangible assets acquired.

         The unaudited pro forma consolidated balance sheet of i2 as of December 31, 1999 assumes that i2's purchase of the IBM assets took place on December 31, 1999, and shows the effect of i2's historical consolidated balance sheet with the pro forma adjustments for the IBM assets. The historical balance sheet for i2 as of March 31, 2000 includes the assets as purchased from IBM and is incorporated herein by reference. The unaudited pro forma consolidated statements of operations for the period ended December 31, 1999 and the three months ended March 31, 2000 assumes that i2's purchase of the IBM assets took place as of January 1, 1999 and January 1, 2000, respectively, and show the effect of i2's historical consolidated income statement with the pro forma adjustment for the IBM assets.

         The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the acquired assets been owned during the period presented. The pro forma adjustments are based on estimates, available information and various assumptions and may be revised as additional information becomes available. The unaudited pro forma combined financial statements as of and for the year ended December 31, 1999 and three months ended March 31, 2000 should be read in conjunction with the other financial statements and notes thereto incorporated by reference.

                              i2 TECHNOLOGIES, INC.
        TABLE OF CONTENTS FOR UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                                   STATEMENTS

                                                                                                    Page
                                                                                                    ----
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1999                               F-1
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999        F-2
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2000   F-3
Notes to Unaudited Pro Forma Consolidated Financial Statements                                       F-4

                              i2 TECHNOLOGIES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                                      PRO FORMA
                                                                   HISTORICAL         ADJUSTMENTS             PRO FORMA
                                                                       i2            FOR IBM ASSETS           COMBINED
                                                                  ------------       --------------          ------------
ASSETS
Current assets:
      Cash and cash equivalents ............................      $    454,585       $       --            $    454,585
      Short-term investments ...............................           124,806               --                 124,806
      Accounts receivable, net .............................           157,586               --                 157,586
      Prepaids and other current assets ....................            10,607               --                  10,607
      Deferred income taxes ................................            15,868               --                  15,868
                                                                  ------------       ------------          ------------
               Total current assets ........................           763,452               --                 763,452
Furniture and equipment, net ...............................            50,483               --                  50,483
Other assets ...............................................              --                 --                    --
Goodwill and intangible assets .............................            47,614            224,803(a)            272,417
                                                                  ------------       ------------          ------------
               Total assets ................................      $    861,549       $    224,803          $  1,086,352
                                                                  ============       ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable .....................................      $     20,039       $       --            $     20,039
      Accrued liabilities ..................................            40,803               --                  40,803
      Accrued compensation and related expenses ............            40,443               --                  40,443
      Deferred revenue .....................................            72,617               --                  72,617
      Income taxes payable .................................             4,511               --                   4,511
                                                                  ------------       ------------          ------------
               Total current liabilities ...................           178,413               --                 178,413
Deferred income taxes ......................................               968               --                     968
Long-term debt .............................................           350,000               --                 350,000
                                                                  ------------       ------------          ------------
               Total liabilities ...........................           529,381               --                 529,381
                                                                  ------------       ------------          ------------
Commitments and contingencies
Stockholders' equity:
      Preferred stock ......................................              --                 --                    --
      Common stock .........................................                39               --                      39
      Additional paid-in capital ...........................           297,879            233,703(b)            531,582
      Accumulated other comprehensive income (loss) ........            (4,126)              --                  (4,126)
      Retained earnings(deficit) ...........................            38,376             (8,900)(C)            29,476
                                                                  ------------       ------------          ------------
               Total stockholders' equity ..................           332,168            224,803               556,971
                                                                  ------------       ------------          ------------

               Total liabilities and stockholders' equity ..      $    861,549       $    224,803          $  1,086,352
                                                                  ============       ============          ============


See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                              i2 TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   PRO FORMA
                                                                      HISTORICAL   ADJUSTMENTS         PRO FORMA
                                                                          i2      FOR IBM ASSETS       COMBINED
                                                                      ----------  --------------       ---------
Revenues:
      Software licenses .........................................      $ 352,597       $    --         $ 352,597
      Services ..................................................        147,893            --           147,893
      Maintenance ...............................................         70,620            --            70,620
                                                                       ---------       ---------       ---------
              Total revenues ....................................        571,110            --           571,110

Costs and expenses:
      Cost of software licenses .................................         17,981            --            17,981
      Cost of services and maintenance ..........................        125,934            --           125,934
      Sales and marketing .......................................        194,752            --           194,752
      Research and development ..................................        132,278            --           132,278
      General and administrative ................................         53,188            --            53,188
      Amortization of intangible assets .........................           --            47,388(d)       47,388
      In-process research and development and acquisition-related
         expenses ...............................................          6,552                           6,552
                                                                       ---------       ---------       ---------
              Total costs and expenses ..........................        530,685          47,388         578,073
                                                                       ---------       ---------       ---------
Operating income ................................................         40,425         (47,388)         (6,963)
Other income, net ...............................................          7,642            --             7,642
                                                                       ---------       ---------       ---------
Income (loss) before income taxes ...............................         48,067         (47,388)            679
Provision (benefit) for income taxes ............................         24,552         (17,770)(e)       6,782
                                                                       ---------       ---------       ---------
Net income (loss) ...............................................      $  23,515       $ (29,618)      $  (6,103)
                                                                       =========       =========       =========

Net income (loss) per share .....................................      $    0.16                       $   (0.04)
                                                                       =========       =========       =========
Net income (loss) per share, assuming dilution ..................      $    0.14                       $   (0.04)
                                                                       =========       =========       =========
Weighted average common shares outstanding ......................        150,419                         151,715
Weighted average common shares outstanding, assuming dilution ...        167,839                         151,715

Comprehensive income:
      Net income ................................................      $  23,515       $ (29,618)      $  (6,103)
      Foreign currency translation adjustments,
         net of income tax ......................................         (3,293)           --            (3,293)
                                                                       ---------       ---------       ---------
Total comprehensive income ......................................      $  20,222       $ (29,618)      $  (9,396)
                                                                       =========       =========       =========

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                             i2 TECHNOLOGIES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    PRO FORMA
                                                                      HISTORICAL   ADJUSTMENTS         PRO FORMA
                                                                          i2      FOR IBM ASSETS       COMBINED
                                                                      ----------  --------------       ---------
Revenues:
      Software licenses .........................................      $ 113,584       $    --         $ 113,584
      Services ..................................................         46,870            --            46,870
      Maintenance ...............................................         25,826            --            25,826
                                                                       ---------       ---------       ---------
              Total revenues ....................................        186,280            --           186,280

Costs and expenses:
      Cost of software licenses .................................          5,366            --             5,366
      Cost of services and maintenance ..........................         41,072            --            41,072
      Sales and marketing .......................................         66,210            --            66,210
      Research and development ..................................         39,846            --            39,846
      General and administrative ................................         16,607            --            16,607
      Amortization of intangible assets .........................           --            11,847(f)       11,847
      In-process research and development and acquisition-related
         expenses ...............................................            557                             557
                                                                       ---------       ---------       ---------
              Total costs and expenses ..........................        169,658          11,847         181,505
                                                                       ---------       ---------       ---------
Operating income ................................................         16,622         (11,847)          4,775
Other income, net ...............................................          2,499            --             2,499
                                                                       ---------       ---------       ---------
Income (loss) before income taxes ...............................         19,121         (11,847)          7,274
Provision (benefit) for income taxes ............................          7,380          (4,443)(e)       2,937
                                                                       ---------       ---------       ---------
Net income (loss) ...............................................      $  11,741       $  (7,404)      $   4,337
                                                                       =========       =========       =========

Net income (loss) per share .....................................      $    0.08                       $    0.03
                                                                       =========       =========       =========
Net income (loss) per share, assuming dilution ..................      $    0.06                       $    0.02
                                                                       =========       =========       =========
Weighted average common shares outstanding ......................        156,500                         157,796
Weighted average common shares outstanding, assuming dilution ...        183,025                         184,321

Comprehensive income:
      Net income ................................................      $  11,741       $  (7,404)      $   4,337
      Foreign currency translation adjustments,
         net of income tax ......................................             83            --                83
                                                                       ---------       ---------       ---------
Total comprehensive income ......................................      $  11,824       $  (7,404)      $   4,420
                                                                       =========       =========       =========

See accompanying notes to Unaudited Pro Forma Consolidated Financial Statements.

                              i2 TECHNOLOGIES, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The total purchase price of the IBM assets reflects the issuance of approximately 1.3 million shares of i2 common stock. The estimated fair value of the common stock to be issued is based on the average closing price of i2's stock on the three days prior and subsequent to the day the transaction was announced. The total purchase price was determined as follows ( in thousands):

Number of shares of i2 common stock ..............           1,296
Value of i2 common stock .........................      $  233,703

The total purchase price of the asset purchase has been allocated to acquired assets based on estimates of their fair value. The combined purchase price of approximately $ 234 million has been assigned to the assets acquired as follows (in thousands):

Acquired in-process R&D...........................      $    8,900
Acquired developed technology.....................          18,200
Cross patent rights and software license..........         206,603
                                                        ----------
                                                       $   233,703
                                                        ==========

PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To reflect the allocation of the purchase price to intangible assets excluding the amount for in-process research and development and to record the common stock issued to IBM. (see total purchase price above.)

(b) To record the additional paid-in capital from the IBM asset purchase.

(c) i2 expects to allocate approximately $8.9 million of the purchase price to in-process research and development, which will be expensed in the second quarter of 2000, as it has not reached technological feasibility and, in the opinion of management, has no alternative future use. This amount has not been reflected in the accompanying pro forma combined statement of operations as it is a non-recurring charge, but has been reflected as an adjustment to accumulated deficit in the accompanying pro forma balance sheet.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(d) The adjustment to the pro forma consolidated statement of operations for the year ended December 31, 1999 assumes the acquisition occurred as of January 1, 1999, and reflects the $47 million amortization of intangible assets for the period ended December 31, 1999. The intangible assets will be amortized ratably over the estimated life of the asset, ranging from three to five years. The assets were amortized as follows:

                                                               Life             AMORTIZATION
                                                               ----             -------------
Acquired developed technology.....................               3                    $ 6,067
Cross patent rights and software license..........               5                     41,321
                                                                                -------------
                                                                                     $ 47,388
                                                                                =============

(e) To record the tax benefit on the amortization of the tax deductible intangibles acquired based on a tax rate of 37.5%.

(f) The adjustment to the pro forma combined condensed statement of operations for the three months ended March 31, 2000 assumes the acquisition occurred as of January 1, 2000, and reflects the $11.8 million amortization of intangible assets for the three months ended March 31, 2000. The assets were amortized as follows:

                                                               Life             AMORTIZATION
                                                               ----             -------------
Acquired developed technology.....................               3                    $ 1,517
Cross patent rights and software licenses.........               5                     10,330
                                                                                -------------
                                                                                      $11,847
                                                                                =============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  i2 TECHNOLOGIES, INC.

Dated:  June 1, 2000              By:  /s/ WILLIAM M. BEECHER
                                       -----------------------
                                       William M. Beecher
                                       Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------
+2.1              Common Stock Purchase Agreement, dated March 7, 2000, by and between i2 Technologies, Inc. and International Business
                  Machines Corporation, including Exhibits A and B thereto. The remaining exhibits and other attachments to such document have not been filed because, in the registrant's judgment, they do not contain information that is material to an investment
                  decision and that is not otherwise disclosed in the agreement or this Current Report on Form 8-K. The contents of such
                  omitted exhibits and other attachments are briefly identified in the Common Stock Purchase Agreement, and the registrant agrees to furnish supplementally a copy of any omitted exhibit or other attachment to the Securities and Exchange Commission upon request. Portions of this exhibit have been omitted
                  pursuant to a request for confidential treatment.

 23.1 Consent of Arthur Andersen LLP with respect to the registrant's financial statements.

+99.1 Press Release of i2 Technologies, Inc. dated April 4, 2000, announcing the completion of the asset purchase.

+ Previously Filed.



                                       4